UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 1.01.	ENTRY INTO A MATERIAL AGREEMENT

On December 15, 2010, Briggs & Stratton Corporation (the “Company”) and its subsidiary Briggs & Stratton Power Products Group, LLC (the “Guarantor”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $225,000 aggregate principal amount of the Company’s 6 7/8% Senior Notes due 2020 to be guaranteed by the Guarantor (the “Notes”) in a public offering (the “Offering”). The Offering is expected to close on December 20, 2010.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Guarantor, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

In the ordinary course of their respective businesses, the Underwriters or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 8.01.	OTHER EVENTS

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-169125), that the Company filed with the Securities and Exchange Commission (the “SEC”) relating to the Offering. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated December 15, 2010, and prospectus, dated August 31, 2010, relating to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

On December 15, 2010, the Company issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are filed herewith:

1.1	Underwriting Agreement, dated December 15, 2010, among Briggs & Stratton Corporation, Briggs & Stratton Power Products Group, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

5.1	Opinion of Foley & Lardner LLP, dated December 17, 2010.

23.1	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

99.1	Press Release of Briggs & Stratton Corporation, dated December 15, 2010.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: December 17, 2010	By:	/s/ David J. Rodgers
David J. Rodgers
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 15, 2010, among Briggs & Stratton Corporation, Briggs & Stratton Power Products Group, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

5.1	Opinion of Foley & Lardner LLP, dated December 17, 2010.

23.1	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

99.1	Press Release of Briggs & Stratton Corporation, dated December 15, 2010.

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